UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The following is a summary of the voting results for each matter presented at the 2019 annual meeting of stockholders of Spirit AeroSystems Holdings, Inc. (the “Company”).

Proposal 1: Election of Directors. The stockholders elected the nine nominees named in the Company’s 2019 proxy statement to serve as directors until the 2020 annual meeting of stockholders and until the election and qualification of his or her respective successor, subject to each director’s earlier death or disability. The voting results for this proposal are as follows:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles L. Chadwell	86,111,706	1,858,249	484,999	4,682,763
Irene M. Esteves	86,614,186	1,361,636	479,132	4,682,763
Paul E. Fulchino	85,075,435	2,897,856	481,663	4,682,763
Thomas C. Gentile III	87,300,887	673,060	481,007	4,682,763
Richard A. Gephardt	86,117,913	1,857,934	479,107	4,682,763
Robert D. Johnson	85,505,933	2,435,716	513,305	4,682,763
Ronald T. Kadish	85,583,602	2,393,626	477,726	4,682,763
John L. Plueger	87,776,792	197,054	481,108	4,682,763
Laura H. Wright	87,788,840	186,108	480,006	4,682,763

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,625,964	3,767,361	61,629	4,682,763

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions
91,895,931	738,131	503,655

Proposal 4: Stockholder Proposal to Enhance Stockholder Proxy Access. The stockholders did not approve the stockholder proposal regarding enhancing stockholder proxy access. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,554,999	58,829,859	70,096	4,682,763

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 26, 2019	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer